Fees Summary	Aug. 19, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	2,165.00
Total Transaction Valuation	14,141,070.00
Total Offset Amount	0.00
Net Fee	$ 2,165.00